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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 1, 2007


                             INTERLINE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


             001-32380                                    03-0542659
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     (Commission File Number)                (IRS Employer Identification No.)


 801 W. BAY STREET, JACKSONVILLE, FLORIDA                   32204
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 (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (904) 421-1400

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.    DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION  OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS. (B)(C)

On March 1, 2007, William Sanford was named President of Interline Brands, Inc., a Delaware corporation (the "Company"). This role was previously held by Michael Grebe who continues to serve as the Company's Chairman of the Board of the Directors and Chief Executive Officer. Mr. Sanford continues to serve as Chief Operating Officer of the Company.

Mr. Sanford, age 47, has served as Executive Vice President and Chief Operating Officer of the Company since June 2004 and Executive Vice President of Interline Brands, Inc., a New Jersey corporation and the Company's principal operating subsidiary ("Interline Opco") since January 2002 and as the Chief Operating Officer of Interline Opco since June 2004. Previously, he served as the Senior Vice President of Interline Opco from April 1999 to January 2002, Chief Financial Officer from April 1999 to June 2004 and Secretary from April 1999 to May 2004. Mr. Sanford has over 24 years experience in the distribution field having held senior executive positions with MSC Industrial Direct (NYSE: MSM) and Airgas, Inc. (NYSE: ARG).


ITEM 8.01.    OTHER EVENTS

On March 5, 2007, the Company issued a press release announcing that Mr. Sanford was named as President of the Company and Mr. Grebe continues to serve as the Company's Chairman of the Board of the Directors and CEO. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein in its entirety by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (d)    Exhibits

      Exhibit          Description

      99.1             Press release issued on March 5, 2007.




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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INTERLINE BRANDS, INC.



                                           By:  /s/ Thomas J. Tossavainen
                                                ------------------------------
                                                Name: Thomas J. Tossavainen
                                                Title: Chief Financial Officer


Date: March 6, 2007




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                                 EXHIBIT INDEX

    EXHIBIT   DESCRIPTION
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      99.1    Press release issued on March 5, 2007.